                                                                    EXHIBIT 2(p)


SUBSCRIBER NAME(S) _____________________________

I/JL ACCOUNT NO. _______________________________

                  SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC

                           SUBSCRIPTION AGREEMENT AND
                               POWER OF ATTORNEY


         THE SHARES OF LIMITED LIABILITY COMPANY INTERESTS IN SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC HAVE NOT BEEN REGISTERED, QUALIFIED, APPROVED OR DISAPPROVED UNDER ANY FEDERAL OR STATE SECURITIES LAWS, NOR HAS THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR OTHER FEDERAL OR STATE REGULATORY AUTHORITY PASSED ON OR ENDORSED THE MERITS OF THE OFFERING OF THE SHARES OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM (AS DEFINED BELOW). ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THE SHARES MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF BY AN INVESTOR UNLESS THE SHARES HAVE BEEN REGISTERED UNDER FEDERAL SECURITIES LAWS AND, WHERE REQUIRED, UNDER THE LAWS OF OTHER JURISDICTIONS, OR UNLESS THE PROPOSED SALE, TRANSFER OR DISPOSITION IS EXEMPT FROM REGISTRATION. THERE IS NO OBLIGATION OF THE ISSUER TO REGISTER THE SHARES. ACCORDINGLY, A PURCHASER OF SHARES MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

Southeast Interactive Technology Fund I, LLC
220 West Main Street, Suite 900
Durham, North Carolina  27705

Ladies and Gentlemen:

         The undersigned is executing and delivering this Agreement in connection with the subscription by the undersigned for shares of limited liability company interests ("Shares") in Southeast Interactive Technology Fund I, LLC (the "Fund"), a North Carolina limited liability company. The undersigned understands that the Fund, its managers (the "Directors") and Montrose Venture Partners, LLC, the Fund's investment advisor and manager of its day-to-day activities (the "Advisor"), are relying upon the accuracy and completeness of the information contained herein in complying with their obligations under federal and state securities laws and in considering whether or not to accept the subscription of the undersigned. Terms used but not defined herein have the same meanings as in the Confidential Private Placement Memorandum of the Fund dated January 16, 1995 (the "Memorandum").

         The undersigned hereby irrevocably agrees, represents and warrants with, to and for the benefit of the Fund, the Directors, the Advisor and the owners of Shares in the Fund (the "Investors") as follows:

         1.  SUBSCRIPTION.

             (a) Subject to the terms and conditions of this Agreement, the undersigned hereby subscribes for Shares and agrees to become a member of the Fund and to contribute to the capital of the Fund the amount set forth herein immediately above the signature of the undersigned.

             (b) The undersigned tenders herewith a check payable to "Escrow Agent for Southeast Interactive Technology Fund" (the "Escrow Agent") in the full amount of the capital contribution of the undersigned pursuant to Section 1(a).

             (c) The undersigned is delivering herewith (i) two signed copies of this Agreement and (ii) a signed and completed Investor Suitability Questionnaire, in the form accompanying this Agreement. Pursuant to the power of attorney contained in Section 4 hereof, the Directors will execute the Operating Agreement of the Fund, among other things, on behalf of the undersigned if the undersigned is accepted as an Investor.

         2. ACCEPTANCE. The undersigned understands and agrees that the Directors have full right to accept or reject this subscription, in whole or in part. Upon acceptance of a subscription by the Fund, one copy of this Agreement, signed by the undersigned and, to indicate acceptance by the Fund, shall be returned to the undersigned by the Fund.

         3.  REPRESENTATIONS AND WARRANTIES.

             (a) Set forth below is the true and correct address of the undersigned's residence or principal place of business. The only jurisdiction in which an offer to sell Shares was made to the undersigned is the jurisdiction in which such residence or principal place of business is situated. The undersigned has no present intention of becoming a resident of (or moving its principal place of business to) any other state or jurisdiction.

             (b) The undersigned understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under the laws of any other jurisdiction, and that the Fund does not contemplate and is under no obligation to so register the Shares. The undersigned understands and agrees that the Shares must be held indefinitely unless they are subsequently registered under the 1933 Act and, where required, under the laws of other jurisdictions, unless an exemption from registration is available. Even if such exemption is available, the undersigned agrees that the assignment and transferability of Shares will be governed by the Operating Agreement. The Operating Agreement imposes substantial restrictions on transfer. The undersigned recognizes that no trading market for Shares currently exists and it is extremely unlikely that any public market for Shares will develop. The undersigned understands that the representations and warranties of the undersigned contained herein and the information provided by the undersigned in the Investor Suitability Questionnaire may be relied upon by the Fund, the Directors, the Advisor, and any other appropriate parties in determining whether the offering of Shares is exempt from registration under the 1933 Act and applicable state securities laws.

             (c) The Shares for which the undersigned hereby subscribes are being acquired solely for the undersigned's own account for investment and are not being purchased with a view to or for resale, distribution or other disposition, and the undersigned has no present plans to enter into any contract, undertaking, agreement or arrangement for any such resale, distribution or other disposition.

             (d) The undersigned has been furnished and has carefully read the Memorandum and the Operating Agreement, including all exhibits, schedules and appendices thereto. Without limiting the scope of the information and risk factors disclosed in the Memorandum which the undersigned has considered in making this subscription, the undersigned understands, acknowledges, agrees and is aware that:

                  (1) the Advisor, which is affiliated with certain of the Directors, will receive substantial compensation from the Fund as set forth in the Memorandum;

                  (2) no federal or state agency has passed upon the Shares or made any finding or determination as to the fairness of this investment;

                  (3) the Shares are speculative investments which involve a high degree of risk, including the risk that the undersigned might lose its entire investment in the Fund;

                  (4) any federal income tax benefits which may be available to the undersigned may be lost through adoption of new laws, amendments to existing laws or regulations, or changes in the interpretation of existing laws and regulations; and

                  (5) certain of the Directors and their affiliates may engage in activities which result in conflicts of interests with the Fund, as described in more detail in the Memorandum under "CONFLICTS OF INTEREST" and "TRANSACTIONS WITH RELATED PARTIES."

             (e) The undersigned has carefully reviewed and understands the risks of a purchase of Shares, including the risks set forth under "RISK FACTORS" and the considerations described under "CONFLICTS OF INTEREST" and "SUITABILITY STANDARDS" in the Memorandum.

             (f) In connection with the undersigned's investment in the Fund, the undersigned, to the extent the undersigned has deemed necessary, has obtained the advice of the undersigned's own investment advisors, counsel and accountants ("Investment Advisors").

             (g) The undersigned and the undersigned's investment advisors, if any, have been furnished all materials relating to the Fund, the offering of Shares (the "Offering") or anything set forth in the Memorandum which the undersigned and the undersigned's investment advisors have requested of the Advisor. The undersigned and the undersigned's investment advisors have been afforded the opportunity to ask questions of the Advisor or the Directors concerning the terms and conditions of the Offering and to obtain any additional information necessary to verify the accuracy of any representations or information set forth in the Memorandum.

             (h) The Advisor has answered all inquiries that the undersigned and the undersigned's investment advisors have made concerning the Fund, the Advisor or any other matters relating to the creation and operations of the Fund and the terms and conditions of the Offering.

             (i) Neither the undersigned nor the undersigned's investment advisors have been furnished any Offering literature on which they have relied other than the Memorandum and the undersigned and the undersigned's investment advisors have relied only on the Memorandum and the information furnished or made available to them by the Fund or the Advisor, as described in subparagraphs 3(g) and 3(h) above.

             (j) The undersigned has the financial ability to bear the economic risk of the undersigned's investment in the Fund for an indefinite period of time and has adequate net worth and means of providing for the undersigned's current needs and contingencies to sustain a complete loss of the undersigned's investment and has no need for liquidity in the undersigned's investment in the Fund.

             (k) The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating, and has evaluated, the merits and risks of the proposed investment.

             (l) The undersigned has carefully reviewed the section of the Memorandum entitled "SUITABILITY STANDARDS" and in particular, the description of "accredited investor" as set forth therein, and represents and warrants that he, she or it meets the suitability requirements set forth in such section, including, without limitation, that he, she or it is an "Accredited Investor," as that term is defined in Rule 501 of Regulation D under the 1933 Act. Please read and complete Item #8 within Section C.

             (m) The undersigned, if other than an individual, has substantial business or other investment activities in addition to its investment in the Shares.

             (n) If the undersigned is a company as defined in the Investment Company Act of 1940 (the "1940 Act"), which term includes corporations, partnerships, trusts and other entities, then the amount of capital contributed by it to the Fund, together with its investments in any entities which are or would, but for the exception set forth in subparagraph (A) of Section 3(c)(1) of the 1940 Act, be excluded from the definition of investment company solely by paragraph 3(c)(1) of the 1940 Act, does not exceed 10% of its total assets.

             (o) The information provided by the undersigned in the Investor Suitability Questionnaire and the other subscription materials delivered by the undersigned to the Fund herewith is incorporated herein by reference and made a part hereof, and the undersigned represents and warrants that such information is true and complete and fairly reflects the current financial condition and affairs of the undersigned.

             (p) If the undersigned is a corporation, partnership, trust or other entity, (i) it is authorized and qualified and has full right and power to become an Investor in, and is authorized to make its capital contribution to, the Fund and to perform its obligations pursuant to the provisions hereof and of the Operating Agreement, (ii) the person signing this Subscription Agreement, the other subscription documents, and any other instrument executed and delivered herewith on behalf of such entity has been duly authorized by such entity and has full power and authority to do so, and (iii) such entity has not been formed for the specific purpose of acquiring an interest in the Fund, unless each owner of such entity is an accredited investor as defined in Rule 501 of Regulation D under the 1933 Act and has submitted information substantiating such qualification.

             (q) The undersigned hereby represents and warrants to the Directors, the Fund and the Advisor that, by reason of the undersigned's business or financial experience, the undersigned has the capacity to protect the undersigned's interests in connection with an investment in the Fund.

         4. POWER OF ATTORNEY. The undersigned hereby irrevocably constitutes and appoints David C. Blivin, W. Clay Hamner, and E. Lee Bryan, or any of them, with full power of substitution, as the undersigned's true and lawful attorney-in-fact with full power and authority for the undersigned, and in the undersigned's name, place and stead and either personally or by attorney-in-fact, to execute, deliver, acknowledge, publish, file and record and swear to the execution, delivery, acknowledgment, filing and/or recording of:

             (a) the Operating Agreement, and all amendments to the Operating Agreement required or permitted by law or the provisions of the Operating Agreement and all instruments that the attorney-in-fact deems appropriate to reflect any change or modification of the Operating Agreement in accordance with the Operating Agreement;

             (b) all such other agreements, applications, instruments, documents, certificates, and reports which may from time to time be required by the laws of the United States of America, the State of North Carolina or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, to effectuate, implement and continue the valid and subsisting existence of the Fund;

             (c) all conveyances and other instruments which the Directors deem appropriate to reflect the dissolution and termination of the Fund; and

             (d) all certificates and other instruments deemed necessary or advisable by the Directors to carry out the provisions of the Operating Agreement.

        The Power of Attorney granted hereby is coupled with an interest, is irrevocable and shall (i) continue in full force and effect notwithstanding the subsequent death, incapacity, dissolution, termination or bankruptcy of the undersigned or the transfer of all or any portion of the undersigned's Shares and (ii) extend to the undersigned's successors, assigns and legal representatives. The undersigned agrees to be bound by any representation made by the attorney-in-fact acting in good faith pursuant to this Power of Attorney, and hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the attorney-in-fact taken in good faith under this Power of Attorney.

        In the event of any conflict between the provisions of the Operating Agreement and any document executed or filed by the attorney-in-fact pursuant to this Power of Attorney, the Operating Agreement shall govern.

         5. COVENANT TO UPDATE INFORMATION. The undersigned covenants to advise the Fund by telephone and in writing if any representation and warranty contained in paragraph 3 hereof becomes untrue prior to the date the undersigned receives from the Advisor a copy of this Agreement signed by the undersigned and, to indicate acceptance, by the Fund.

         6. OPERATING AGREEMENT. The undersigned acknowledges that it has received and reviewed to its satisfaction the Operating Agreement. The undersigned specifically accepts, adopts and agrees to each and every provision of the Operating Agreement.

         7. AGREEMENT WITH RESPECT TO RESALE. The undersigned agrees that no Shares will be resold without registration under the 1933 Act, and, where required, under the laws of other jurisdictions, or pursuant to an exemption therefrom.

         8. INDEMNIFICATION. The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties contained in this Agreement and agrees to indemnify and hold harmless the Fund, the Directors, the Advisor, its principals and their affiliates, and each other Investor from and against any and all loss, damage, liability or expense, including, without limitation, legal fees, due to or arising out of a breach of any representation or warranty of the undersigned contained in any document furnished by the undersigned in connection with the offering and sale of the Shares, including, without limitation, this Agreement and the Investor Suitability Questionnaire, or failure by the undersigned to comply with any covenant or agreement by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

         9. NOTICES. All notices and other communications required or permitted under this Agreement shall be in writing, and shall be deemed to have been given if delivered personally or mailed, postage prepaid, by first class mail, to the parties at the addresses set forth in this Agreement or such other address as a party may specify to the other by notice as provided in this Section.

         10. ASSIGNMENT. This Agreement may not be assigned or transferred by either party without the consent of the other party.

         11. AMENDMENT AND WAIVER. This Agreement may be amended or modified only by an instrument signed by the undersigned and the Fund. A waiver of any provision of this Agreement must be in writing, designated as such, and signed by the party against whom enforcement of that waiver is sought. The waiver by a party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent or other breach thereof.

         12. BINDING EFFECT. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the undersigned and the Fund and their respective heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned shall be joint subscribers, the representations and warranties herein contained shall be deemed to be made jointly and severally by and be binding upon each such person and such person's heirs, executors, administrators, legatees, devisees, assigns, legal representatives and successors.

         13. JOINT OWNERSHIP. If the Shares are purchased in joint ownership, each joint owner must execute this Agreement and satisfy the suitability standards described herein and in the Memorandum, and each joint owner who is a resident of North Carolina must contribute at least $5,000 toward the purchase of the Shares purchased hereunder.

SUBSCRIBER NAME(S):_____________________________

I/JL ACCOUNT NO.________________________________

                  SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC

                       INVESTOR SUITABILITY QUESTIONNAIRE

                                  INSTRUCTIONS

         This Questionnaire is being delivered to each person or entity (a "Person") who has indicated an interest in investing in Southeast Interactive Technology Fund I, LLC, a North Carolina limited liability company (the "Fund"). The purpose of this Questionnaire is to assist the Fund and Interstate/Johnson Lane Corporation (the "Selling Agent") in evaluating (1) the investor's knowledge and experience in financial and business matters, and the investor's ability to evaluate the merits and risks of an investment in the Fund, and (2) whether the investor meets the criteria established under state securities laws and under the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations thereunder, for Persons investing in the Fund's Shares. Accordingly, the Questionnaire will be reviewed and relied upon by the Fund, the Selling Agent, Montrose Venture Partners, LLC, the Fund's investment advisor (the "Advisor") and the Fund's counsel, to determine whether the prospective investor meets the Fund's investor suitability standards.

         This Questionnaire must be completed and signed by each Person who proposes to invest in the Fund. Signature pages for individuals, corporations, partnerships and trusts are included with this Questionnaire. This Questionnaire does not include signature pages for entities other than corporations, partnerships or trusts. An entity other than an individual, corporation, partnership or trust should appropriately modify and complete the signature page for corporations. (See Sections D and E.)

         Corporations, partnerships, trusts and other entities must attach to their signature page a copy of the corporate resolution, partnership agreement, trust agreement or other document, as the case may be, indicating that the person(s) signing the subscription documentation is authorized to do so. Each Person who proposes to invest in the Fund may be required at the request of the Fund or the Selling Agent to supply additional documentation, including, without limitation, additional organizational documents if such Person is a corporation, partnership, trust or other entity and additional documentation giving evidence of the authority of the person(s) signing the subscription documentation to do so.

         The Fund will use reasonable efforts to keep the information provided in the answers to this Questionnaire confidential. However, this Questionnaire may be presented to appropriate parties to establish that the offering is exempt from registration under the 1933 Act and meets the requirements of applicable state securities laws.

         Terms used but not defined herein have the same meanings as in the Confidential Private Placement Memorandum of the Fund dated January 16, 1995 and the Operating Agreement attached thereto as an exhibit.

         If you are in doubt as to the meaning or implication of any of the terminology used in this Questionnaire, or if you are in doubt as to the significance of any particular question, please call the Advisor at (910) 286-7000.

         1.   Name:__________________________________________________

         2.   Total Capital Contribution to the Fund: $____________

         3.   Type of Investor(s) or Ownership (check one):

              _________Individual
              _________Joint Tenants with right of ownership
              _________Tenants-in-common
              _________Corporation
              _________Partnership
              _________Trust
              _________Other (indicate)

         4.   Social Security or Tax Identification No. (for each Person):
              ________________________

         5. If you are a corporation, partnership, trust or other entity, were you organized for the purpose of acquiring the Shares offered?

                          ________ Yes     ________ No

IF THE ANSWER TO QUESTION 5 IS "YES", THE PROSPECTIVE INVESTOR MUST PROVIDE A QUESTIONNAIRE FROM EACH OF ITS EQUITY OWNERS.

         6. Please provide the following information about prospective investors who are individuals. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or other entity, the person making the investment decision on behalf of the corporation, partnership, trust or other entity must provide the information.

              (a) Name of individual completing this Questionnaire:


              -------------------------------------------------

              (b) Legal Residence (include county and zip code):


              -------------------------------------------------


              -------------------------------------------------

              (c) Daytime Telephone Number (including area code):


              --------------------------------------------------

              (d) Evening Telephone Number (including area code):


              --------------------------------------------------

              (e) Age:
                      ------------------------------------------

         (f)  Occupation:
                         ---------------------------------------

              (g) Name of Employer(s):
                                      --------------------------

                  Current Position or Title:
                                            --------------------

                  Length of Time in Current Position:
                                                     -----------

                  Business Address:
                                   -----------------------------

                  Nature of Employer's Business:
                                                ----------------

              (h) Send correspondence to the following address:


                  ----------------------------------------------


                  ----------------------------------------------

              (i) Your educational background (including degrees received, if any) including college, graduate school, major fields of study and training in financial and business matters, is as follows:



                  ----------------------------------------------


                  ----------------------------------------------

              (j)         (1)     Describe briefly the principal positions you
         have held during the last five years or since graduation from college, whichever period is shorter, giving name(s) of prior employer(s), periods of employment and nature of duties. Please be as explicit as possible. What is sought is a sufficient description of your business background and the extent of your vocationally-related experience in financial and business matters.



                  ----------------------------------------------


                  ----------------------------------------------


                  ----------------------------------------------

                        (2) Describe any other business, financial or investment experience that would help you evaluate the merits and risks of an investment in the Fund:



                  ----------------------------------------------


                  ----------------------------------------------


                  ----------------------------------------------

              (k) List any professional licenses or registrations, including bar admissions, accounting certification, real estate brokerage licenses and Securities and Exchange Commission or state broker dealer registrations held by you:

              -------------------------------------------------

              -------------------------------------------------

              -------------------------------------------------

         7.   If you are an individual,

              (a) What is your marital status? (check one):

                  _______Married _______Single _______Separated

              (b) Of what country are you a citizen? (check one):

                  ________U.S. ___________ other (please specify)


         8.   Check the item(s) below which are applicable to you:

         If seeking to invest as an individual:

              (a) ______ I am a natural person whose individual net worth, or joint net worth with my spouse, at the time of my purchase of Shares exceeds $1,000,000.

              (b) ______ I am a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with my spouse in excess of $300,000 in each of those years and have a reasonable expectation of reaching the same income level in the current year.

         If seeking to invest as a corporation, partnership, trust or other entity :

              (a) ______ I am a domestic bank or domestic savings and loan association or other similar institution, acting in an individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; a domestic insurance company; an investment company registered under the Investment Company Act of 1940 (the "Act") or a business development company as defined in the Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

              (b) ______ I am a "private business development company" as defined in the Investment Advisers Act of 1940.

              (c) ______ I am an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

              (d) ______ I am a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Regulation D of the Securities and Exchange Commission.

              (e) ______ I am an entity in which each equity owner satisfies one or more of the requirements set forth in clauses (a) through (g) above.

              (f) ______ I am an Individual Retirement Account in which the participant satisfies either of the requirements set forth in clauses
         (e) or (f) above.

              (g) ______ I am a revocable trust which can be amended or revoked at any time by the grantor, and whose grantor satisfies the requirements set forth in clause (e) above.

         9.   State Securities Law Standards (imposed by certain states only)



              FOR ALABAMA INVESTORS WHO ARE INDIVIDUALS OR TRUSTS
         _______          Subscriber represents and affirms that Subscriber has, either alone or with such
         initial          Subscriber's purchaser representative, the knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of
                          Subscriber's investment in the Fund.

              FOR FLORIDA INVESTORS
         _______          The following information is provided for the benefit of any Subscriber who
         initial          or that is a resident of, or purchased his or its Shares while in, the State of
                          Florida:

                          THE SHARES IN THE FUND HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT.  IF SALES OF
                          THE FUND'S SHARES ARE MADE TO FIVE (5) OR MORE INVESTORS IN FLORIDA, ANY FLORIDA OFFEREE MAY,
                          AT THE OFFEREE'S OPTION, VOID ANY PURCHASE UNDER THIS SUBSCRIPTION AGREEMENT WITHIN A PERIOD OF
                          THREE (3) DAYS AFTER HE (A) FIRST TENDERS OR PAYS TO THE FUND, AN AGENT OF THE FUND OR AN
                          ESCROW AGENT THE CONSIDERATION REQUIRED HEREUNDER, OR (B) DELIVERS HIS EXECUTED SUBSCRIPTION
                          AGREEMENT, WHICHEVER OCCURS LATER.  TO ACCOMPLISH THIS, IT IS SUFFICIENT FOR A FLORIDA OFFEREE
                          TO SEND A LETTER OR TELEGRAM TO THE FUND WITHIN THAT THREE (3) DAY PERIOD, STATING THAT HE IS
                          VOIDING AND RESCINDING THE PURCHASE.  IF AN OFFEREE SENDS A LETTER, IT IS PRUDENT TO DO SO BY
                          CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO INSURE THAT IT IS RECEIVED AND TO EVIDENCE THE
                          TIME OF MAILING.

              FOR NORTH CAROLINA INVESTORS
         _______          Subscriber represents and affirms that Subscriber has either (i) a minimum
         initial          net worth (exclusive of home, home furnishings and automobiles) of $60,000 and a taxable income in the last tax year or estimated in the current tax year of
                          $60,000 or (ii) a minimum net worth (exclusive of home, home furnishings and automobiles) of $225,000.

              FOR SOUTH CAROLINA INVESTORS
         _______          Subscriber represents and affirms that Subscriber has (i) a minimum net worth
         initial          (exclusive of home, furniture and automobiles) of $100,000 or (ii) federal and state income subject to the maximum rate of income tax.

                         SIGNATURE PAGE FOR INDIVIDUALS
           (Fund Copy - Page 1 of 2 to be returned to Selling Agent)

         IF THE SUBSCRIBER IS AN INDIVIDUAL, COMPLETE THE FOLLOWING SIGNATURE LINES TO THE SUBSCRIPTION AGREEMENT:

         THE UNDERSIGNED ACKNOWLEDGES THAT HE OR SHE (I) HAS READ THE PRIVATE PLACEMENT MEMORANDUM OF THE FUND DATED JANUARY 16, 1995 (THE "MEMORANDUM"), THE OPERATING AGREEMENT AND THIS SUBSCRIPTION AGREEMENT AND POWER OF ATTORNEY, (II) HAS HAD AN OPPORTUNITY TO ASK QUESTIONS OF THE ADVISOR CONCERNING THE PROPOSED INVESTMENT ACTIVITIES OF THE FUND AND OTHER MATTERS DISCUSSED IN THE MEMORANDUM, (III) HAS CONSIDERED AND UNDERSTANDS THE "RISK FACTORS," "CONFLICTS OF INTEREST" AND "SUITABILITY STANDARDS" DISCUSSED IN THE MEMORANDUM, AND (IV) MEETS THE DEFINITION OF "ACCREDITED INVESTOR" SET FORTH IN THE MEMORANDUM AND SECTION C OF THIS SUBSCRIPTION PACKAGE.

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on this ______ day of _______________________, 199___.

Total purchase price of Shares subscribed for at $25,000 per Share:
$______________________

_______________________________________                     _______________________________________
Signature of Individual                                     Signature of Joint Purchaser, if any


_______________________________________                     _______________________________________
Print Name of Individual                                    Print Name of Joint Purchaser, if any

                                                            Preferred Mailing Address, if different
Legal Residence of Individual:                              from residence address:

_______________________________________                     _______________________________________
Number and Street                                           Number and Street


_______________________________________                     _______________________________________
City, State, Zip Code                                       City, State, Zip Code

_______________________________________
Social Security Number

                                                            Preferred Mailing Address, if different
Legal Residence of Joint Purchaser, if any:                 from residence address:

_______________________________________                     _______________________________________
Number and Street                                           Number and Street


_______________________________________                     _______________________________________
City, State, Zip Code                                       City, State, Zip Code


_______________________________________
Social Security Number

Accepted By:  Southeast Interactive Technology              _______________________________________
              Fund I, LLC                                   Signature of Financial Consultant

By:___________________________________                      _______________________________________
                                                            Signature of Branch Manager
Title:________________________________

                         SIGNATURE PAGE FOR INDIVIDUALS
                   (Investor Copy - Page 2 of 2 to be returned to Selling Agent)

         IF THE SUBSCRIBER IS AN INDIVIDUAL, COMPLETE THE FOLLOWING SIGNATURE LINES TO THE SUBSCRIPTION AGREEMENT:

         THE UNDERSIGNED ACKNOWLEDGES THAT HE OR SHE (I) HAS READ THE PRIVATE PLACEMENT MEMORANDUM OF THE FUND DATED JANUARY 16, 1995 (THE "MEMORANDUM"), THE OPERATING AGREEMENT AND THIS SUBSCRIPTION AGREEMENT AND POWER OF ATTORNEY, (II) HAS HAD AN OPPORTUNITY TO ASK QUESTIONS OF THE ADVISOR CONCERNING THE PROPOSED INVESTMENT ACTIVITIES OF THE FUND AND OTHER MATTERS DISCUSSED IN THE MEMORANDUM, (III) HAS CONSIDERED AND UNDERSTANDS THE "RISK FACTORS," "CONFLICTS OF INTEREST" AND "SUITABILITY STANDARDS" DISCUSSED IN THE MEMORANDUM, AND (IV) MEETS THE DEFINITION OF "ACCREDITED INVESTOR" SET FORTH IN THE MEMORANDUM AND SECTION C OF THIS SUBSCRIPTION PACKAGE.

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on this ______ day of ____________________, 199___.

Total purchase price of Shares subscribed for at $25,000 per Share:
$______________________

_______________________________________                     ________________________________
Signature of Individual                                     Signature of  Joint Purchaser, if any


_______________________________________                     ________________________________
Print Name of Individual                                    Print Name of Joint Purchaser, if any

                                                            Preferred Mailing Address, if different
Legal Residence of Individual:                              from residence address:

_______________________________________                     _________________________________
Number and Street                                           Number and Street


_______________________________________                     __________________________________
City, State, Zip Code                                       City, State, Zip Code

_______________________________________
Social Security Number

                                                            Preferred Mailing Address, if different
Legal Residence of Joint Purchaser, if any:                 from residence address:

_______________________________________                     ____________________________________
Number and Street                                           Number and Street


______________________________________                      ___________________________________
City, State, Zip Code                                       City, State, Zip Code


_______________________________________
Social Security Number

Accepted By:  Southeast Interactive Technology              _______________________________________
              Fund I, LLC                                   Signature of Financial Consultant

By:____________________________________                     _______________________________________
                                                            Signature of Branch Manager
Title:_________________________________

                        SIGNATURE PAGE FOR CORPORATIONS,
                    PARTNERSHIPS, TRUSTS AND OTHER ENTITIES
         (Investor Copy - Page 1 of 2 to be returned to Selling Agent)

         IF THE SUBSCRIBER IS A CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY, COMPLETE THE FOLLOWING SIGNATURE LINES TO THE SUBSCRIPTION AGREEMENT:

         THE UNDERSIGNED ACKNOWLEDGES THAT HE OR SHE (I) HAS READ THE PRIVATE PLACEMENT MEMORANDUM OF THE FUND DATED JANUARY 16, 1994 (THE "MEMORANDUM"), THE OPERATING AGREEMENT AND THIS SUBSCRIPTION AGREEMENT AND POWER OF ATTORNEY, (II) HAS HAD AN OPPORTUNITY TO ASK QUESTIONS OF THE ADVISOR CONCERNING THE PROPOSED INVESTMENT ACTIVITIES OF THE FUND AND OTHER MATTERS DISCUSSED IN THE MEMORANDUM, (III) HAS CONSIDERED AND UNDERSTANDS THE "RISK FACTORS," "CONFLICTS OF INTEREST" AND "SUITABILITY STANDARDS" DISCUSSED IN THE MEMORANDUM, AND (IV) MEETS THE DEFINITION OF "ACCREDITED INVESTOR" SET FORTH IN THE MEMORANDUM AND SECTION C OF THIS SUBSCRIPTION PACKAGE.

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on this ________ day of _______________________, 199____.

Total purchase price of Shares subscribed for at $25,000 per Share:                  $_____________

Print Name of Corporation, Partnership, Trust or Other Entity:

_____________________________________________________________________


By:___________________________________________________________________
    Signature of Officer or Other Authorized Representative*

Print Name and Title of Officer or Other Authorized Representative:

________________________________________________________________________

Location of Principal Place of Business of Corporation, Partnership, Trust or other Entity:

__________________________________         _____________________________________
Name and Street                            City, State, Zip Code

Mailing Address (if different from above):


__________________________________         _____________________________________
Name and Street                            City, State, Zip Code


___________________________________
Tax Identification Number of Corporation, Partnership, Trust or other Entity

         (*Only an officer or other representative of such corporation, partnership, trust or other entity who is authorized to execute this document on behalf of such entity should sign this Agreement.)

Accepted By:  Southeast Interactive Technology              _______________________________________
              Fund I, LLC                                   Signature of Financial Consultant

By:____________________________________                     _______________________________________
                                                            Signature of Branch Manager
Title:_________________________________

                        SIGNATURE PAGE FOR CORPORATIONS,
                    PARTNERSHIPS, TRUSTS AND OTHER ENTITIES
           (Fund Copy - Page 2 of 2 to be returned to Selling Agent)

         IF THE SUBSCRIBER IS A CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY, COMPLETE THE FOLLOWING SIGNATURE LINES TO THE SUBSCRIPTION AGREEMENT:

         THE UNDERSIGNED ACKNOWLEDGES THAT HE OR SHE (I) HAS READ THE PRIVATE PLACEMENT MEMORANDUM OF THE FUND DATED JANUARY 16, 1994 (THE "MEMORANDUM"), THE OPERATING AGREEMENT AND THIS SUBSCRIPTION AGREEMENT AND POWER OF ATTORNEY, (II) HAS HAD AN OPPORTUNITY TO ASK QUESTIONS OF THE ADVISOR CONCERNING THE PROPOSED INVESTMENT ACTIVITIES OF THE FUND AND OTHER MATTERS DISCUSSED IN THE MEMORANDUM, (III) HAS CONSIDERED AND UNDERSTANDS THE "RISK FACTORS," "CONFLICTS OF INTEREST" AND "SUITABILITY STANDARDS" DISCUSSED IN THE MEMORANDUM, AND (IV) MEETS THE DEFINITION OF "ACCREDITED INVESTOR" SET FORTH IN THE MEMORANDUM AND SECTION C OF THIS SUBSCRIPTION PACKAGE.

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on this ________ day of ________________, 199___.

Total purchase price of Shares subscribed for at $25,000 per Share:                  $_____________

Print Name of Corporation, Partnership, Trust or Other Entity:

_____________________________________________________________________


By:___________________________________________________________________
    Signature of Officer or Other Authorized Representative*

Print Name and Title of Officer or Other Authorized Representative:

________________________________________________________________________

Location of Principal Place of Business of Corporation, Partnership, Trust or other Entity:

__________________________________         _____________________________________
Name and Street                            City, State, Zip Code

Mailing Address (if different from above):


__________________________________         _____________________________________
Name and Street                            City, State, Zip Code


___________________________________
Tax Identification Number of Corporation, Partnership, Trust or other Entity

         (*Only an officer or other representative of such corporation, partnership, trust or other entity who is authorized to execute this document on behalf of such entity should sign this Agreement.)

Accepted By:  Southeast Interactive Technology              _______________________________________
              Fund I, LLC                                   Signature of Financial Consultant

By:____________________________________                     _______________________________________
                                                            Signature of Branch Manager
Title:__________________________________





                                      E-2